Exhibit 10.50
SECURITY AGREEMENT
     THIS SECURITY AGREEMENT (the “Agreement”) is made as of March 13, 2008, by SUNRISE SENIOR LIVING, INC., a Delaware corporation (the “Company”), SUNRISE SENIOR LIVING MANAGEMENT, INC., a Virginia corporation, SUNRISE SENIOR LIVING INVESTMENTS, Inc., a Virginia corporation, SUNRISE DEVELOPMENT INC., a Virginia corporation, SUNRISE SENIOR LIVING SERVICES, INC., a Delaware corporation, (together with the Company, the “Loan Parties” and each a “Loan Party”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and Letter of Credit Issuer (the “Administrative Agent”) for itself and certain additional lenders who are or shall be from time to time participating as lenders pursuant to the Credit Agreement as hereinafter defined (collectively with the Administrative Agent, the “Lenders”).
RECITALS
     A. The Lenders have made a Credit Facility available to the Company in the maximum principal sum at any one time outstanding of $250,000,000 (the “Loan”).
     B. The Credit Facility is governed by a Credit Agreement dated December 2, 2005 as amended by that certain First Amendment to Credit Agreement dated March 6, 2006, that certain Second Amendment to Credit Agreement dated January 31, 2007, that certain Third Amendment to Credit Agreement dated June 27, 2007, that certain Fourth Amendment to Credit Agreement dated September 17, 2007, that certain Fifth Amendment to Credit Agreement dated January 31, 2008, that certain Sixth Amendment to Credit Agreement dated February 19, 2008 and that certain Seventh Amendment to Credit Agreement dated of even date herewith (as amended, modified, substituted, extended and renewed from time to time the “Credit Agreement”) by and between the Company and the Lenders. Unless otherwise expressly defined in this Agreement, terms defined in the Credit Agreement shall have the same meaning under this Agreement.
     C. The Company and the Lenders have agreed to modify the delivery deadlines for certain financial statements and waive delivery of certain other financial statements required under the terms of the Credit Agreement.
     D. As a condition precedent to the agreements referenced above, the Lenders required that this Agreement be executed and delivered to the Administrative Agent for the benefit of the Lenders.
AGREEMENTS
     NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party agrees as follows:

ARTICLE I
COLLATERAL
     As security for the payment of all of the obligations evidenced by the Loan Documents and for each Loan Party’s performance of, and compliance with, all of the terms, covenants, conditions, stipulations and agreements contained in the Loan Documents and all other obligations of each Loan Party to the Administrative Agent and the Lenders, whether now existing or hereafter created, whether direct or contingent (collectively, the “Obligations”), each Loan Party hereby grants to the Administrative Agent, for its benefit and for the benefit of the Lenders and agrees that the Administrative Agent shall have a perfected, continuing security interest in all of the following property and assets of each Loan Party, wherever situated (the “Collateral”):
          (a) All accounts and contract rights (other than contract rights related to management agreements), chattel paper, instruments and documents, both now owned and hereafter created or acquired (individually, an “Account” and collectively, the “Accounts”); and
          (b) All general intangibles (including, without limitation, all books and records, things in action, contractual rights, tax returns, goodwill, literary rights, rights to performance, copyrights, trademarks and patents but excluding membership interests and partnership interests held by any Loan Party), both now owned and hereafter acquired; and
          (c) All notes, notes receivable, drafts, acceptances and similar instruments and documents, both now owned and hereafter created or acquired; and
all proceeds (cash and non-cash) and products thereof, and all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account and all cash and non-cash proceeds and products of all such goods. Each Loan Party further agrees that the Administrative Agent, for its benefit and for the benefit of the Lenders, shall have in respect thereof all of the rights and remedies of a secured party under the Virginia Uniform Commercial Code as well as those provided in this Agreement. Each Loan Party covenants and agrees to execute and deliver such financing statements and other instruments and filings as are necessary in the opinion of the Administrative Agent to perfect such security interest. Notwithstanding the fact that the proceeds of the Collateral constitute a part of the Collateral, the Loan Parties may not dispose of the Collateral, or any part thereof, other than in the ordinary course of its business or as otherwise may be permitted by this Agreement.
ARTICLE II
REPRESENTATIONS AND WARRANTIES
     Each Loan Party represents and warrants to the Administrative Agent and Lenders that:
     Section 2.1 Place(s) of Business and Location of Collateral.
     Each Loan Party warrants that the address of the Loan Parties’ chief executive office is as specified in Exhibit A attached hereto and made a part hereof and that the address of each other place of business of the Loan Parties, if any, is as disclosed to the Lenders in Exhibit A. The Collateral and all books and records pertaining to the Collateral are and will be located at the address indicated on Exhibit A. Each Loan Party will immediately advise the Administrative Agent in writing of any change in the location of the places where the Collateral, or any part thereof, or the books and records concerning the Collateral, or any part thereof, are kept. The proper and only place to file financing statements with respect to the Collateral within the meaning of the Uniform Commercial Code is the Delaware Secretary of State.
     Section 2.2 Title to Properties.
     Each Loan Party has good and marketable title to all of its properties, including the Collateral, and the Collateral is free and clear of mortgages, pledges, liens, charges and other encumbrances other than those specified on Exhibit B attached hereto and made a part hereof (the “Permitted Liens”).
     Section 2.3 Patents and Trademarks.
     Each Loan Party owns or possesses all of the patents, trademarks, service marks, trade names, copyrights and licenses and all rights with respect thereto necessary for the present and planned future operation of its business, without any conflict with the rights of any other person.
     Section 2.4 Business Names and Addresses.
     In the five (5) years preceding the date hereof, no Loan Party has conducted business under any name other than its current name nor conducted its business in any jurisdiction other than those disclosed on Exhibit A.
ARTICLE III
AFFIRMATIVE COVENANTS OF LOAN PARTIES
     Until payment in full and the performance of all of the Obligations hereunder, each Loan Party shall:
     Section 3.1 Maintenance of the Collateral.
     Not permit anything to be done to the Collateral which may impair the value thereof. The Administrative Agent, or an agent designated by the Administrative Agent, shall be permitted to enter the premises of each Loan Party and the Subsidiaries and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. The Lenders shall not have any duty to, and each Loan Party hereby releases the Lenders from all claims of loss or damage caused by the delay or failure to collect or enforce any of the Accounts or to, preserve any rights against any other party with an interest in the Collateral.
     Section 3.2 Other Liens, Security Interests, etc.
     Keep the Collateral free from all liens, security interests and claims of every kind and nature, other than the security interest granted to the Administrative Agent, for its benefit and the benefit of the Lenders pursuant to this Agreement and the Permitted Liens.

     Section 3.3 Defense of Title and Further Assurances.
     At its expense defend the title to the Collateral (or any part thereof), and promptly upon request execute, acknowledge and deliver any financing statement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document the Administrative Agent may require in order to perfect, preserve, maintain, protect, continue and/or extend the lien or security interest granted to the Administrative Agent, for its benefit and the benefit of the Lenders under this Agreement and its priority. Each Loan Party shall pay to the Administrative Agent on demand all taxes, costs and expenses incurred by the Administrative Agent in connection with the preparation, execution, recording and filing of any such document or instrument.
     Section 3.4 Books and Records.
     (a) Keep and maintain and cause the Subsidiaries to keep and maintain accurate books and records, (b) make and cause the Subsidiaries to make entries on such books and records in form satisfactory to the Administrative Agent disclosing the assignment of, and security interest in and lien on, the Collateral and all collections received by each Loan Party or any of the Subsidiaries on its Accounts as created herein, (c) unless the Administrative Agent on behalf of the Lenders shall otherwise consent in writing, keep and maintain and cause the Subsidiaries to keep and maintain all such books and records mentioned in (a) above only at the addresses listed in Exhibit A, and (d) permit and cause the Subsidiaries to permit any person designated by the Administrative Agent to enter the premises of each Loan Party and the Subsidiaries and examine, audit and inspect the books and records at any reasonable time and from time to time without notice.
     Section 3.5 Assignments of Accounts.
     Promptly, upon request, execute and deliver to the Administrative Agent on behalf of the Lenders, written assignments, in form and content acceptable to the Administrative Agent, of specific Accounts or groups of Accounts; provided, however, the lien and/or security interest granted to the Administrative Agent, for its benefit and the benefit of the Lenders under this Agreement shall not be limited in any way to or by the inclusion or exclusion of Accounts within such assignments. Such Accounts shall secure payment of the Obligations and are not sold to the Administrative Agent whether or not any assignment thereof, which is separate from this Agreement, is in form absolute.
     Section 3.6 Collections.
     Until such time as the Administrative Agent shall notify the Loan Parties of the revocation of such privilege, each Loan Party and each of the Subsidiaries (a) shall at its own expense have the privilege for the account of and in trust for the Administrative Agent, for its benefit and for the benefit of the Lenders, of collecting its Accounts and receiving in respect thereto all items of payment and shall otherwise completely service all of the Accounts including (i) the billing, posting and maintaining of complete records applicable thereto, and (ii) the taking of such action with respect to such Accounts as the Lenders may request or in the absence of such request, as the Loan Parties and each of the Subsidiaries may deem advisable; and (b) may grant, in the ordinary course of business, to any account debtor, any rebate, refund or adjustment to which the account debtor may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to an Account. The Administrative Agent on behalf of the Lenders may, at its option, at any time or from time to time after default hereunder, revoke the collection privilege given to the Loan Parties and each of the Subsidiaries herein by either giving notice of its assignment of, and lien on the Collateral to the account debtors or giving notice of such revocation to the Loan Parties and each of the Subsidiaries.
     Section 3.7 Notice to Account Debtors and Escrow Account.
     In the event (a) an Event of Default exists, (b) an event has occurred or condition exists which, with the giving of notice or the lapse of time will constitute an Event of Default, or (c) demand has been made for any or all of the Obligations, promptly upon the request of the Administrative Agent in such form and at such times as specified by the Administrative Agent, give notice of the lien created by this Agreement on the Accounts to the account debtors requiring the account debtors to make payments thereon directly to the Administrative Agent, for its benefit and for the benefit of the Lenders.
     Section 3.8 Government Accounts.
     Immediately notify the Administrative Agent if any of the Accounts arise out of contracts with the United States or with any state or political subdivision thereof or any department, agency or instrumentality of the United States, or any state or political subdivision thereof, and execute any instruments and take any steps required by the Administrative Agent in order that all moneys due and to become due under such contracts shall be assigned to the Administrative Agent, for its benefit and for the benefit of the Lenders, and notice thereof given to the government under the Federal Assignment of Claims Act or any other applicable law.
     Section 3.9 Business Names.
     Immediately notify and cause each of the Subsidiaries to notify the Administrative Agent of any change in the name under which it conducts its business.
ARTICLE IV
NEGATIVE COVENANTS OF LOAN PARTIES
     Until payment in full and the performance of all of the Obligations, without the prior written consent of the Administrative Agent, each Loan Party will not and will neither cause nor permit any of the Subsidiaries to, directly or indirectly:
Section 4.1 Transfer of Collateral.
     Transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral.
     Section 4.2 Sale of Accounts.
     Sell, discount, transfer, assign or otherwise dispose of any of its Accounts, notes receivable, installment or conditional sales agreements or any other rights to receive income, revenues or moneys, however evidenced.

ARTICLE V
EVENTS OF DEFAULT
     The occurrence of one or more of the following events shall be “Events of Default” under this Agreement and the Loan Documents, and the terms “Event of Default” or “default” shall mean, whenever they are used in this Agreement, any one or more of the following events:
     Section 5.1 Default under Credit Agreement.
     An Event of Default shall occur under the Credit Agreement.
     Section 5.2 Default under this Agreement.
     Any Loan Party shall fail to duly perform, comply with or observe any of the terms, conditions or covenants of this Agreement.
     Section 5.3 Breach of Representations and Warranties.
     Any representation or warranty made herein or in any report, certificate, opinion (including any opinion of counsel for the Loan Parties), financial statement or other instrument furnished in connection with the Obligations or with the execution and delivery of any of the Loan Documents, shall prove to have been false or misleading when made in any material respect.
     Section 5.4 Execution; Attachment.
     Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.
ARTICLE VI
RIGHTS AND REMEDIES UPON DEFAULT
     Section 6.1 Demand; Acceleration.
     The occurrence or non-occurrence of an Event of Default under this Agreement shall in no way affect or condition the right of the Administrative Agent to demand payment at any time of any of the Obligations which are payable on demand regardless of whether or not an Event of Default has occurred. Upon the occurrence of an Event of Default, and in every such event and at any time thereafter, the Administrative Agent may declare the Obligations due and payable, without presentment, demand, protest, or any notice of any kind, all of which are hereby expressly waived, anything contained herein or in any of the other Loan Documents to the contrary notwithstanding.
     Section 6.2 Specific Rights With Regard to Collateral.
     In addition to all other rights and remedies provided hereunder or as shall exist at law or in equity from time to time, the Administrative Agent may, without notice to the Loan Parties:
     (a) request any account debtor obligated on any of the Accounts to make payments thereon directly to the Administrative Agent, with the Administrative Agent taking control of the cash and non-cash proceeds thereof;
     (b) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;
     (c) make exchanges, substitutions or surrenders of all or any part of the Collateral;
     (d) remove from any of the Loan Parties’ or any Subsidiary’s place of business all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Administrative Agent, make such use of the Loan Parties’ or any Subsidiary’s place(s) of business as may be reasonably necessary to administer, control and collect the Collateral;
     (e) repair, alter or supply goods if necessary to fulfill in whole or in part the purchase order of any account debtor;
     (f) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;
     (g) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;
     (h) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof; and
     (i) endorse the name of any Loan Party upon any items of payment relating to the Collateral or on any Proof of Claim in Bankruptcy against an account debtor.
     Section 6.3 Performance by Administrative Agent.
     If any Loan Party shall fail to pay the Obligations or otherwise fail to perform, observe or comply with any of the conditions, covenants, terms, stipulations or agreements contained in this Agreement or any of the other Loan Documents, the Administrative Agent without notice to or demand upon the Loan Parties and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Loan Parties, and may enter upon the premises of any Loan Party for that purpose and take all such action thereon as the Administrative Agent may consider necessary or appropriate for such purpose. All sums so paid or advanced by the Administrative Agent shall be paid by the Loan Parties to the Administrative Agent on demand and shall constitute and become a part of the Obligations.

     Section 6.4 Uniform Commercial Code and Other Remedies.
     Upon the occurrence of an Event of Default (and in addition to all of its rights, powers and remedies under this Agreement), the Administrative Agent shall have all of the rights and remedies of a secured party under the Virginia Uniform Commercial Code and other applicable laws, and the Administrative Agent and each Lender is authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of any Loan Party now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Administrative Agent or any Lender. Upon demand by the Administrative Agent, each Loan Party shall assemble the Collateral and make it available to the Administrative Agent, at a place designated by the Administrative Agent. The Administrative Agent or its agents may enter upon any Loan Party’s premises to take possession of the Collateral, to remove it, to render it unusable, or to sell or otherwise dispose of it.
     Any written notice of the sale, disposition or other intended action by the Administrative Agent with respect to the Collateral which is sent by regular mail, postage prepaid, to the Company at the address set forth in Section 7.1 (Notices), or such other address of the Company which may from time to time be shown on the Administrative Agent’s records, at least ten (10) days prior to such sale, disposition or other action, shall constitute reasonable notice to the Loan Parties. Any proceeds of sale or other disposition of the Collateral will be applied by the Administrative Agent to the payment of all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued pursuant to the Credit Agreement, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, and any balance of such proceeds will be applied by the Administrative Agent, for its benefit and for the benefit of the Lenders, to the payment of the balance of the Obligations in such order and manner of application as the Administrative Agent may from time to time in its sole discretion determine. After such application of the proceeds, any balance shall be paid to the Loan Parties or to any other party entitled thereto.
ARTICLE VII
MISCELLANEOUS
     Section 7.1 Notices.
     All notices, certificates or other communications hereunder shall be deemed given when delivered in accordance with the terms of the Credit Agreement.
     Section 7.2 Consents and Approvals.
     If any consent, approval, or authorization of any state, municipal or other governmental department, agency or authority or of any person, or any person, corporation, partnership or other entity having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, each Loan Party agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.
     Section 7.3 Remedies, etc. Cumulative.
     Each right, power and remedy of the Administrative Agent and Lenders as provided for in this Agreement or in any of the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in any of the other Loan Documents or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise or beginning of the exercise by the Administrative Agent, for its benefit and for the benefit of the Lenders, of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Administrative Agent, for its benefit and for the benefit of the Lenders, of any or all such other rights, powers or remedies. In order to entitle the Administrative Agent to exercise any remedy reserved to it herein, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement.
     Section 7.4 No Waiver of Rights by the Lenders.
     No failure or delay by the Administrative Agent to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Loan Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach or preclude the Administrative Agent from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Loan Documents, the Administrative Agent shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Loan Documents, or to declare a default for failure to effect such prompt payment of any such other amount.
     Section 7.5 Entire Agreement.
     The Loan Documents shall completely and fully supersede all other agreements, both written and oral, between the Administrative Agent, the Lenders and the Loan Parties relating to the Obligations. None of the Administrative Agent, the Lenders or the Loan Parties shall hereafter have any rights under such prior agreements but shall look solely to the Loan Documents for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Obligations.
     Section 7.6 Survival of Agreement; Successors and Assigns.
     All covenants, agreements, representations and warranties made by the Loan Parties herein and in any certificate, in the Loan Documents and in any other instruments or documents delivered pursuant hereto shall survive the making by the Administrative Agent and the Lenders of the Loan and the execution and delivery of the Note, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Loan Parties, which are contained in this Agreement shall inure to the benefit of the successors and assigns of the Administrative Agent and the Lenders, and all covenants, promises and agreements by or on behalf of the Administrative Agent and the Lenders which are contained in this Agreement shall inure to the benefit of the permitted successors and permitted assigns of the Loan Parties, but this Agreement may not be assigned by the Loan Parties without the prior written consent of the Administrative Agent, for its benefit and for the benefit of the Lenders.
     Section 7.7 Expenses.
     The Loan Parties agree to pay all out-of-pocket expenses of the Administrative Agent and the Lenders as provided in the Credit Agreement. Each Loan Party agrees to indemnify and save harmless the Administrative Agent and the Lenders for any liability resulting from the failure to pay any required recordation tax, transfer taxes, recording costs or any other expenses incurred by the Administrative Agent or the Lenders in connection with the Obligations. The provisions of this Section shall survive the execution and delivery of this Agreement and the repayment of the Obligations.
     Section 7.8 Counterparts.
     This Agreement may be executed in any number of counterparts all of which together shall constitute a single instrument.
     Section 7.9 Governing Law.
     This Agreement and all of the other Loan Documents shall be governed by, and construed in accordance with the laws of the Commonwealth of Virginia.
     Section 7.10 Modifications.
     No modification or waiver of any provision of this Agreement or of any of the other Loan Documents, nor consent to any departure by the Loan Parties therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Loan Parties in any case shall entitle the Loan Parties to any other or further notice or demand in the same, similar or other circumstance.
     Section 7.11 Illegality.
     If fulfillment of any provision hereof or any transaction related hereto or to any of the other Loan Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Obligations operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect; and if such provision pertains to repayment of the Obligations, then, at the option of the Administrative Agent, all of the Obligations of the Loan Parties to the Administrative Agent and the Lenders shall become immediately due and payable.

     Section 7.12 Gender, etc.
     Whenever used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders.
     Section 7.13 Headings.
     The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.
     Section 7.14 Waiver of Trial by Jury.
     EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO ARBITRATION AND TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
     Section 7.15 Liability of the Administrative Agent.
     Each Loan Party hereby agrees that the Administrative Agent shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Administrative Agent (except for the willful misconduct of any person, corporation, partnership or other entity employed by the Administrative Agent) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations.

     IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement on the day and year first above written.

LOAN PARTIES:

SUNRISE SENIOR LIVING, INC.

By:	/s/ Richard J. Nadeau	(Seal)

Name: Richard J. Nadeau
Title: Chief Financial Officer
SUNRISE SENIOR LIVING MANAGEMENT, INC.

By:	/s/ James S. Pope	(Seal)

Name: James S. Pope
Title: Vice President

SUNRISE SENIOR LIVING INVESTMENTS, INC.

By:	/s/ James S. Pope	(Seal)

Name: James S. Pope
Title: Vice President

SUNRISE DEVELOPMENT, INC.

By:	/s/ James S. Pope	(Seal)

Name: James S. Pope
Title: Vice President

SUNRISE SENIOR LIVING SERVICES, INC.

By:	/s/ James S. Pope	(Seal)

Name: James S. Pope
Title: Vice President

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EXHIBITS
A.	Places of Business

B.	Liens on Collateral

EXHIBIT A
PLACES OF BUSINESS
Each Loan Party’s Chief Executive Office is:
7902 Westpark Drive, McLean, Virginia 22102
Each Loan Party has other places of business at the following addresses:
Regional Office Addresses
Sunrise Development Inc.

Office Name	Address	City	State	Zip
North Territory Office (main)	771 East Lancaster Ave., 2nd Floor	Villanova	PA	19085
North Territory Office (New England Area)	225 Broadway	Methuen	MA	01844
North Territory Office (Midwest Area)	48701 Van Dyke Avenue	Shelby Township	MI	48317
South Territory Office	1300 Corporate Center Way, Suite 103	Wellington	FL	33414
NW Territory Office	1340 Treat Blvd, Suite 130	Walnut Creek	CA	94597
SW Territory Office	4041 MacArthur Blvd., Suite 575	Newport Beach	CA	92660
Chicago Office	220 W Huron St, Suite 3000	Chicago	IL	60610
Sunrise Management Inc.
European Offices
Germany Office
Frankfurter Str. 1
61476 Kronberg im Taunus
Germany
UK Office
Crofton House
16 Warwick Road,
Beaconfield,
Buckinghamshire HP9 2PE
The Collateral is located at the following address(es):
7902 Westpark Drive, McLean, Virginia 22102

EXHIBIT B
LIENS ON COLLATERAL
None.

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